UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 6, 2005

SCHNITZER STEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-22496	93-0341923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3200 N.W. Yeon Ave.
P.O. Box 10047
Portland, OR	97296-0047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(503) 224-9900

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 6, 2005, RRC Acquisition, LLC, a wholly owned subsidiary of the Company, signed a definitive agreement to buy substantially all of the assets of Regional Recycling LLC (“Regional”) for $65.5 million in cash and the assumption of certain liabilities. Regional operates 10 recycling facilities located in Georgia (Atlanta (3), Gainesville, Cartersville, Roosville and Bainbridge) and Alabama (Birmingham, Attalla, and Selma). The transaction is subject to a number of conditions, including expiration of the Hart-Scott-Rodino waiting period, approval of the Company’s board of directors, obtaining certain third party consents, permit amendments or transfers and other customary closing conditions, and is anticipated to close within the next 60 days.

This Form 8-K contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. One can generally identify these forward-looking statements because they contain “expect”, “believe”, “anticipate”, “estimate” and other words that convey a similar meaning. One can also identify these statements, as they do not relate strictly to historical or current facts. In particular, this Form 8-K includes a statement that the above-described transaction is anticipated to close within the next 60 days. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include the timing of satisfaction of the closing conditions for the transaction, and other factors and events, some of which are discussed in the Company’s most recent annual report on Form 10-K and its most recent quarterly report on Form 10-Q. One should understand that it is not possible to predict or identify all factors that could cause actual results to differ from the Company's forward-looking statements. Consequently, the reader should not consider any such list to be a complete statement of all potential risks or uncertainties. The Company does not assume any obligation to update any forward-looking statement.

Item 7.01.	Regulation FD Disclosure

On September 7, 2005, the Company announced that it had entered into the agreement discussed in Item 1.01 above. A copy of the press release announcing the transaction is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

2.1
Asset Purchase Agreement, dated as of September 2, 2005, between RRC Acquisition, LLC, Regional Recycling LLC, Metal Asset Acquisition, LLC, 939 Fortress Investments, LLC, Fortress Apartments, LLC, Integrity Metals, LLC, RCC Recycling, LLC, Alan Dreher, George Dreher, Paul Dreher, James J. Filler, Teja Jouhal and Herbert Miller.

The following schedules and exhibit to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

Schedule 2.2	Excluded Assets
Schedule 2.3	Assumed Liabilities
Schedule 3.2	Conflicts; Consents
Schedule 3.3	Subsidiaries
Schedule 3.6	Title to Properties

Schedule 3.10	Liabilities
Schedule 3.11	Taxes
Schedule 3.13	Employee Benefits
Schedule 3.14	Legal Requirements
Schedule 3.15	Litigation; Pending Proceedings
Schedule 3.16	Changes and Events
Schedule 3.17(a)	Contracts
Schedule 3.17(b)	Invalid, Not Binding, Unenforceable Contracts
Schedule 3.18	Insurance
Schedule 3.19	Environmental Matters
Schedule 3.20	Employees
Schedule 3.21	Labor Relations
Schedule 3.22	Intellectual Property
Schedule 3.23	Bank Accounts
Schedule 3.24	Relationships with Related Persons
Schedule 3.26	Members’ Percentage Interest
Schedule 4.2	Conflicts; Consents (Buyer)
Schedule 7.3	Material Consents

Exhibit 2.8(a)(iii)	Noncompetition Agreement

99.1	Press Release dated September 7, 2005 titled “Schnitzer Steel To Expands Its Eastern U.S. Metals Recycling Business.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Date: September 7, 2005	By:	/s/ Gregory J. Witherspoon
Gregory J. Witherspoon
Interim Chief Financial Officer